[LETTERHEAD OF ARTHUR ANDERSEN LLP]




                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                       -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 1999 included in Adecco SA's annual report to stockholders for the year ended December 31, 1998 in this Form S-4.



                                       Arthur Andersen LLP


San Jose, California
October 5, 1999